UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on September 20, 2020 (the “Petition Date”), Garrett Motion Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.”

Second Amended and Restated Plan Support Agreement

Also as previously announced, on January 11, 2021, the Company entered into a Plan Support Agreement (the “Plan Support Agreement”) with affiliated funds of Centerbridge Partners, L.P. (“Centerbridge”), affiliated funds of Oaktree Capital Management, L.P. (“Oaktree”), Honeywell International Inc. (“Honeywell”) and certain other investors and parties (the “Additional Investors” and, together with Centerbridge, Oaktree and Honeywell, the “CO Group”) regarding restructuring transactions (the “Restructuring Transactions”) pursuant to a Chapter 11 plan of reorganization on the terms and conditions set forth in the Plan Support Agreement. On February 15, 2021, the Debtors and the CO Group made certain amendments to the Plan Support Agreement, as described in the Company’s Current Report on Form 8-K on February 16, 2021.

On March 9, 2021, the Debtors and the CO Group agreed to further amend and restate the Plan Support Agreement (as so amended and restated, the “A&R Plan Support Agreement”) to include, among other things:

•	Committed direct equity investments by certain members of the CO Group in the amount of $668.8 million in the aggregate in cash; and

•

A rights offering of the reorganized Company’s convertible Series A preferred stock (the “Series A Preferred Stock”) for a maximum aggregate value of $632 million (the “Rights Offering Amount”) to existing holders of the Company’s common stock (the “Rights Offering”), backstopped by certain of the Additional Investors (the “Equity Backstop Parties”) on a fully committed basis and subject to a backstop allocation and a subscription waterfall.

The Debtors’ entry into and performance and obligations under the A&R Plan Support Agreement are subject to approval by the Bankruptcy Court and other customary closing conditions.

The foregoing description of the A&R Plan Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Plan Support Agreement, which is furnished as Exhibit 10.1 hereto and incorporated herein by reference.

Replacement Equity Backstop Commitment Agreement

As previously disclosed, in connection with the Plan Support Agreement, on January 22, 2021, the Debtors entered into an Equity Backstop Commitment Agreement (the “Original Equity Backstop Commitment Agreement”) with Oaktree, Centerbridge, and certain of the Additional Investors, as described in the Company’s Current Report on Form 8-K on January 25, 2021.

In the A&R Plan Support Agreement, the parties to the Original Equity Backstop Commitment Agreement agreed to terminate that agreement. Simultaneously, the Debtors and the Equity Backstop Parties entered into a replacement equity backstop commitment agreement (the “Replacement Equity Backstop Commitment Agreement”) to provide for, among other things:

•	a backstop commitment allocation granting the Equity Backstop Parties subscription rights to purchase shares of Series A Preferred Stock equal to 8.441636227% of the Rights Offering Amount; and

•

the several, and not joint, commitment of the Equity Backstop Parties to exercise their subscription rights in the Rights Offering and to purchase any unsubscribed Series A Preferred Stock from the Rights Offering.

The foregoing description of the Replacement Equity Backstop Commitment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Replacement Equity Backstop Commitment Agreement, which is furnished as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the A&R Plan Support Agreement, on March 9, 2021, the Debtors filed an amended Chapter 11 plan of reorganization (the “Amended Proposed Plan”) and a related amended disclosure statement (the “Amended Proposed Disclosure Statement”) with the Bankruptcy Court. The Amended Proposed Plan is intended to implement the Restructuring Transactions contemplated by the A&R Plan Support Agreement and the Replacement Equity Backstop Commitment Agreement.

Although the Company intends to pursue the Restructuring Transactions in accordance with the terms set forth in the Amended Proposed Plan, the A&R Plan Support Agreement and the Replacement Equity Backstop Commitment Agreement, there can be no assurance that the Amended Proposed Plan will be approved by the Bankruptcy Court or that the Company will be successful in consummating the Restructuring Transactions or any other similar transaction on the terms set forth in the Amended Proposed Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the proposed plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Proposed Plan.

Copies of the Amended Proposed Plan and the Amended Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements.

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Plan Support Agreement, dated as of March 9, 2021, by and among the Debtors, Centerbridge Partners, L.P., Oaktree Capital Management, L.P., Honeywell International Inc., and the additional parties named therein.

10.2	Replacement Equity Backstop Commitment Agreement, dated as of March 9, 2021, by and among the Debtors and the Equity Backstop Parties.

99.1	Proposed Debtors’ Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated March 9, 2021.

99.2	Proposed Disclosure Statement for Debtors’ Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated March 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2021	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary